SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

STONY HILL CORP.
(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:
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4)	Date Filed:

STONY HILL CORP.

9701 Wilshire Blvd., Suite 1000

Beverly Hills, California 90212

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about March 19, 2018 to the holders of record as of the close of business on March 19, 2018, of the common stock of Stony Hill Corp., a Nevada corporation (“Stony Hill”).

Stockholders of Stony Hill Corp. holding an aggregate of 6,401,393 shares of common stock issued and outstanding as of March 6, 2018, have approved and consented in writing in lieu of an annual meeting of the stockholders to an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Applied Biosciences Corp.”

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock of Stony Hill and are sufficient under the Nevada Revised Statutes (“NRS”) and Stony Hill’s Articles of Incorporation and Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of Stony Hill for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY CONSENTING STOCKHOLDERS

GENERAL

Stony Hill will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Stony Hill will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Stony Hill’s common stock.

Stony Hill will only deliver one Information Statement to multiple security holders sharing an address unless Stony Hill has received contrary instructions from one or more of the security holders. Upon written or oral request, Stony Hill will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Stony Hill Corp., 9701 Wilshire Blvd., Suite 1000, Beverly Hills, California 90212, Attn: John Brady, Secretary. Mr. Brady may also be reached by telephone at (310) 356-7374.

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INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Stony Hill’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of Stony Hill’s outstanding capital stock is required to effect the action described herein. Stony Hill’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, Stony Hill had 10,305,103 shares of common stock issued and outstanding. The voting power representing not less than 5,152,552 shares of common stock is required to pass any stockholder resolutions. The consenting stockholders are the record and beneficial owner of 6,401,393 shares of common stock, which represents approximately 62.1% of the issued and outstanding shares of Stony Hill’s common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted in favor of the action described herein in a written consent, dated March 6, 2018. No consideration was paid for the consent. The consenting stockholders’ names, affiliation with Stony Hill, and their beneficial holdings are as follows:

Title of Class	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage

John Brady	Secretary, director and greater than 10% shareholder (1)	2,000,000	19.4%
SBS Family Trust (2)	Greater than 10% shareholder (2)	1,810,000	17.5%
SBS Management (3)	Non-affiliate (3)	400,000	4.4%
Adam Kasower	Non-affiliate	463,257	2.9%
Jeffery Fink	Non-affiliate	220,791	2.1%
Benjamin Williams	Non-affiliate	495,000	3.1%
Mark Lynn	Non-affiliate	415,601	4.8%
Guy Mirabello	Non-affiliate	500,001	4.8%
Touchstone Advisors, Inc. (4)	Non-affiliate	150,000	1.4%
Anthony Lavalle	Non-affiliate	570,000	5.5%
The Entrust Group (4)	Non-affiliate	100,000	0.9%
The Singer 1995 Family Trust (5)	Non-affiliate	150,000	1.4%

______________

(1)

Appointed Secretary on October 3, 2016. Appointed a director on December 28, 2017. Appointed Treasurer on January 5, 2018. 400,000 shares held directly, and 1,600,000 shares held by Equinox Consulting, LLC.

(2)	Voting power held by Howard Sosnik.
(3)	Voting power held by Abbott Fleur.
(4)	Voting power held by Jonathan Destler.
(5)	Voting power held by Michael Singer.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 6, 2018, certain information regarding the ownership of Stony Hill’s capital stock by each director and executive officer of Stony Hill, each person who is known to Stony Hill to be a beneficial owner of more than 5% of any class of Stony Hill’s voting stock, and by all officers and directors of Stony Hill as a group. Unless otherwise indicated below, to Stony Hill’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

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Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of March 6, 2018 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 10,305,103 shares of common stock issued and outstanding on a fully diluted basis, as of March 6, 2018.

Title of Class	Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	John Brady (3)	2,000,000	19.4%
Common Stock	Chris Bridges (4)	18,343	*
Common Stock	SBS Family Trust	1,800,000	13.1%
Common Stock	Anthony Lavalle	570,000	5.5%
All directors and executive officers as a group (2 persons)		2,018,000	19.5%

______________

(1)	Calculated based on 10,305,103 shares of common stock issued and outstanding on March 6, 2018.
(2)	Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at the address of: 9701 Wilshire Blvd., Suite 1000, Beverly Hills, California 90212.
(3)

Appointed Secretary on October 3, 2016. Appointed a director on December 28, 2017. Appointed Treasurer on January 5, 2018. 400,000 shares held directly, and 1,600,000 shares held by Equinox Consulting, LLC.

(4)	Appointed President on February 10, 2017, and appointed director on March 9, 2017.
*	Less than 1%

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers for all services rendered in all capacities to us for the fiscal periods indicated during the fiscal years ended March 31, 2017 and 2016.

						Non-Equity Incentive	Nonqualified
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Plan Compensation ($)	Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Damian	2017	0	0	0	0	0	0	0	0
Marley (1)	2016	0	0	0	0	0	0	0	0

Chris	2017	0	0	0	0	0	0	0	0
Bridges (2)	2016	0	0	0	0	0	0	0	0

John	2017	0	0	0	0	0	0	0	0
Brady (3)	2016	0	0	0	0	0	0	0	0

Dan	2017	0	0	0	0	0	0	0	0
Dalton (4)	2016	0	0	0	0	0	0	0	0

____________

(1)	Served as director from October 3, 2016 to March 5, 2018. Served as President and Chief Executive Officer from October 3, 2016 until February 10, 2017.
(2)	Appointed President on February 10, 2017, and appointed director on March 9, 2017.
(3)	Appointed Secretary on October 3, 2016. Appointed a director on December 28, 2017. Appointed Treasurer on January 5, 2018.
(4)	Served as Treasurer from October 3, 2016, until January 5, 2018.

Additionally, as of March 6, 2018, no compensation has been awarded to, earned by, or paid to our executive officers for services rendered in all capacities to us for the fiscal period from April 1, 2017 through March 6, 2018.

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Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended March 31, 2017, and for the period from April 1, 2017 through March 6, 2018.

Long-Term Incentive Plans and Awards

There were no awards made to a named executive officer, under any long-term incentive plan, as of the end of the fiscal period ended March 31, 2017, and for the period from April 1, 2017 through March 6, 2018.

We currently do not pay any compensation to our directors serving on our board of directors.

STOCK OPTION GRANTS

The following table sets forth stock option grants and compensation or the fiscal year ended March 31, 2017, and for the period from April 1, 2017 through March 6, 2018.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Damian Marley (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Chris Bridges (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

John Brady (3)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Dan Dalton (4)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

____________

(1)	Served as director from October 3, 2016 to March 5, 2018. Served as President and Chief Executive Officer from October 3, 2016 until February 10, 2017.
(2)	Appointed President on February 10, 2017, and appointed director on March 9, 2017.
(3)	Appointed Secretary on October 3, 2016. Appointed a director on December 28, 2017. Appointed Treasurer on January 5, 2018.
(4)	Served as Treasurer from October 3, 2016, until January 5, 2018.

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DIRECTOR COMPENSATION

The following table sets forth director compensation or the fiscal year ended March 31, 2017:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Colin Povall (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Damian Marley (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Chris Bridges (3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

___________

(1)	Appointed President, Secretary, Treasurer and director in n February 21, 2014, and resigned from all such offices and position on October 3, 2016.
(2)	Appointed director on October 3, 2016, and served as President and Chief Executive Officer from October 3, 2016 until February 10, 2017.
(3)	Appointed President on February 10, 2017, and appointed director on March 9, 2017.

We currently do not pay any compensation to our directors for serving on our board of directors.

Additionally, as of March 6, 2018, no compensation has been awarded to, earned by, or paid to our directors for services rendered from April 1, 2017 through March 6, 2018.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Stony Hill which may result in a change in control of Stony Hill

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based the written consent of the consenting stockholders:

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The following action was taken based upon the written consent of the consenting stockholders:

ACTION 1

AMENDMENT TO THE ARTICLES OF INCORPORATION

TO CHANGE THE NAME OF THE COMPANY

Effective March 6, 2018, the Board of Directors the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to change our name from “Stony Hill Corp..” to “Applied Biosciences Corp.”

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company. We anticipate the effective date to be on or about April 6, 2018.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

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STATEMENT OF ADDITIONAL INFORMATION

Stony Hill’s Annual Report on Form 10-K for the year ended March 31, 2017, and filed with the SEC on June 29, 2017; Current Report on Form 8-K filed with the SEC on July 17, 2017; Current Report on Form 8-K filed with the SEC on July 24, 2017; Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and filed with the SEC on August 11, 2017; Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 and filed with the SEC on November 14, 2017; Definitive Information Statement on Schedule 14C, filed with the SEC January 2, 2018; Quarterly Report on Form 10-Q for the quarter ended December 31, 2017, and filed with the SEC on February 14, 2018; and Current Report on Form 8-K filed with the SEC on March 5, 2018, have been incorporated herein by this reference.

Stony Hill undertakes to mail to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Stony Hill should be addressed to John Brady, Secretary, at Stony Hill’s principal executive offices, at: Stony Hill Corp., 9701 Wilshire Blvd., Suite 1000, Beverly Hills, California 90212. Mr. Brady may also be reached by telephone at (310) 356-7374.

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